SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K



                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


                       April 10, 1997
      Date of Report (Date of earliest event reported)


               AMERICAN OILFIELD DIVERS, INC.
   (Exact name of Registrant as specified in its charter)


     LOUISIANA            0-22032            72-0918249
  (State or other    (Commission File     (I.R.S. Employer
   jurisdiction           Number)          Identification
of incorporation).                             Number)



                130 East Kaliste Saloom Road
                 Lafayette, Louisiana  70508
    (Address of principal executive offices)  (Zip Code)



                       (318) 234-4590
    (Registrant's telephone number, including area code)


                       Not Applicable
    (Former name or former address, if changed since last
                           report)

Item 5.   Other Events.

      On  April  10,  1997, American Oilfield  Divers,  Inc.
("Registrant"),  announced  the  Resignation  of  its  Chief
Operating Officer.

     On April 22, 1997, the Registrant announced that it has reached an agreement in principle to acquire the assets of Contract Diving Services, PTY., Ltd. Such matters are described in the press release attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

      (a) No financial statements are filed with this report.

     (b)  Exhibits.

          99.1 Press  release  issued by  American  Oilfield
               Divers, Inc. on April 10, 1997 announcing the resignation of its Chief Operating Officer.

          99.2 Press  release  issued by  American  Oilfield
               Divers, Inc. on April 22, 1997 concerning an agreement in principle to acquire the assets of Contract Diving Services, PTY, Ltd.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              By:    /s/ Cathy M. Green
                                    ________________________
                                       Cathy M. Green
                                     Vice President and
                                  Chief Financial Officer
Dated:  April 22, 1997

                        EXHIBIT INDEX


99.1      Press release issued by American Oilfield
          Divers, Inc. announcing the resignation of its Chief Operating Officer.


99.2      Press release issued by American Oilfield
          Divers, Inc. on April 22, 1997 concerning an agreement in principle to acquire the assets of Contract Diving Services, PTY., Ltd.